                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

          SUPPLEMENT DATED MAY 6, 2010 TO PROSPECTUS DATED MAY 3, 2010

                    Revisions to Variable Investment Options

This Supplement announces the unavailability of two Variable Investment Options for GIFL ROLLOVER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements Contract prospectuses dated May 3, 2010.

You should read this Supplement together with the current prospectus for the Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our websites at www.jhannuities.com or www.jhannuitiesnewyork.com.

UNAVAILABLE VARIABLE INVESTMENT OPTIONS AS OF MAY 6, 2010

The two Variable Investment Options corresponding to the Trust's American Fundamental Holdings Trust and American Global Diversification Trust no longer will be available as Variable Investment Options on and after May 6, 2010. This means that you will not be able to allocate any Purchase Payments or transfer any Contract Value to these Variable Investment Options after May 5, 2010, and you should disregard all references to these Variable Investment Options in the Annuity Prospectus on and after that date.

We revise the minimum and maximum total annual Portfolio operating expenses chart and the maximum Portfolio operating expense example under "III. Fee Tables" in the Annuity Prospectus to read as follows:

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    MINIMUM    MAXIMUM
---------------------------------------------------------    -------    -------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees,
 and other expenses                                           0.76%      1.24%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base "steps-up" to equal your Contract Value on each "Step-Up" Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
If you surrender the Contract at the
end  of the applicable time period:         $227      $698     $1,196    $2,562

If you annuitize, or do not surrender
the Contract at the end of the
applicable time period:                     $227      $698     $1,196    $2,562

You should retain this Supplement for future reference.

                          SUPPLEMENT DATED MAY 6, 2010

      5/10     333-149421
               333-149422

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